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                                                                    EXHIBIT 99.1

         PRELIMINARY - SUBJECT TO COMPLETION - DATED DECEMBER 20, 2001

                            [PROXY CARD: FRONT SIDE]

                                 SYNOPSYS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

 THIS PROXY IS SOLICITED ON BEHALF OF THE SYNOPSYS, INC. ("SYNOPSYS") BOARD OF
     DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON [        ], 2002.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice
of Annual Meeting of Stockholders to be held [       ], 2002, the joint proxy
statement/prospectus, Letter to Stockholders and Annual Report on Form 10-K for fiscal 2001, and appoints Aart J. de Geus and Chi-Foon Chan, and each of them individually, the proxy of the undersigned, each with full power of substitution, to vote all Synopsys common shares that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Synopsys annual meeting of stockholders to be held at Synopsys' offices at 700 East Middlefield Road, Building C, Mountain View, California on
[      ], [     ], 2002 at [     ], and at any adjournment or postponement
thereof, with the same force and effect as the undersigned might or could do if personally present. The shares represented by the proxy shall be voted in the manner as set forth on the reverse side.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)



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                           [PROXY CARD: REVERSE SIDE]

                             YOUR VOTE IS IMPORTANT!

--------------------------------------------------------------------------------
                                 SYNOPSYS, INC.

THE SYNOPSYS BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS LISTED BELOW. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ISSUANCE OF SYNOPSYS COMMON SHARES IN THE MERGER, FOR THE ELECTION OF THE DIRECTORS LISTED BELOW, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG AND IN THE PROXY'S DISCRETION AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [ ]

1. PROPOSAL TO APPROVE THE ISSUANCE OF SYNOPSYS COMMON SHARES TO AVANT! STOCKHOLDERS PURSUANT TO THE AGREEMENT AND PLAN OF MERGER, DATED AS OF DECEMBER 3, 2001, AMONG SYNOPSYS, INC., AVANT! CORPORATION AND A WHOLLY-OWNED SUBSIDIARY OF SYNOPSYS.

     For                      Against                       Abstain
     [ ]                        [ ]                            [ ]

2. PROPOSAL TO ELECT EIGHT DIRECTORS TO SERVE FOR THE ENSUING YEAR OR UNTIL THEIR SUCCESSORS ARE ELECTED.
     Nominees: 01-Aart J. de Geus, 02-Andy D. Bryant, 03-Chi-Foon Chan, 04-Bruce R. Chizen, 05-Deborah A. Coleman, 06-A. Richard Newton, 07-Sasson Somekh, 08-Steven C. Walske

     For All                  Withhold All                For All Except*
     [ ]                        [ ]                            [ ]




     ____________________________________________
     *For all nominees except as noted above

3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG, LLP AS INDEPENDENT AUDITORS OF SYNOPSYS FOR FISCAL 2002.

     For                      Against                       Abstain
     [ ]                        [ ]                            [ ]

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.







MARK HERE FOR ADDRESS CHANGE AND NOTE ABOVE.  [  ]

CONTROL NUMBER

Signature(s):                                  Dated:                   , 2002
               -------------------------------        ------------------

                                               Dated:                   , 2002
               -------------------------------        ------------------

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign

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in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


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                              FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT!

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.